James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST (the “Trust”)

FUND	Class A	Class C	Class I
Easterly Snow All Cap Value Fund	SNVAX	SNVCX	SNVIX

Supplement dated November 6, 2026 to the Prospectus and Statement of Additional Information each dated October 30, 2026

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.

The Board of Trustees of the Trust, upon a recommendation from Easterly Investment Partners LLC, the Fund’s investment adviser, has approved the following change effective August 31, 2026.

Fiscal and Tax-Year End Change

The fiscal and tax-year end of the Easterly Snow All Cap Value Fund will change from June 30 to August 31.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated October 30, 2026. Please retain this Supplement for future reference.